Taxes on Income (Details) - Schedule of Deferred Tax Liabilities and Assets - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Tax assets in respect of:
Accrued employees’ and directors’ compensation	$ 205	$ 213
Stock based compensation	1,813	1,365
Research and development expenses	4,016	3,486
Fixed assets	159	185
Loss on disposal group of assets held for sale	710
Net loss carryforward	15,356	23,693
Total deferred tax assets	22,259	28,942
Less - valuation allowance	(22,259)	(28,942)
Deferred tax assets